FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2008

VoIP, Inc.
(Exact name of registrant as specified in its charter)

(Texas)	(000-28985)	75-2785941
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

151 So. Wymore Rd., Suite 3000 Altamonte Springs, Suite 32714
(Address of principal execute offices, including zip code)

(407) 389-3232
(Registrant's telephone number, including area code)

Copies to:

Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported in a Form 8-K filed on December 21, 2007, VoIP, Inc. (the “Company”) entered into a subscription agreement and related agreements on December 18, 2007. Pursuant to that subscription agreement, on January 18, 2008 the Company issued and sold $660,400 in secured convertible notes (the “Lockbox Notes”) to a number of institutional investors (the “Investors”) pursuant to a second closing, for a purchase price of $574,261 (reflecting a 13.04% original issue discount). $152,016 of the proceeds were used to repay existing notes and advances of three Investors, and $53,680 of the proceeds were used to pay closing costs. The Investors will also be issued an aggregate of 574,260 shares Series A preferred stock (“Preferred Stock”) with a stated value of $0.50 per share.

Following the close of the above described transactions, the Company had 16,116,079 shares of its common stock issued and outstanding.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, these transactions did not involve a public offering, the Investors were accredited investors and/or qualified institutional buyers, the Investors had access to information about us and their investment, the Investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

The foregoing description of the subscription agreement and related documents does not purport to be complete and is qualified in its entirety by reference to these agreements which are attached as exhibits to this Current Report and are incorporated into this Item by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 8.01	OTHER EVENTS

See Item 1.01 above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 - Form of Subscription Agreement dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.2 - Form of Secured Convertible Note dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.3 - Preferred Stock Certificate of Designations (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.4 - Form of Loan (Lockbox) Agreement dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.5 - Form of Lockbox Escrow Agreement dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.6 - Form of Intercreditor, Subordination, Waiver and Amendment Agreement dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.7- Lockup Agreement with Anthony Cataldo dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

10.8- Personal Guaranty by Anthony Cataldo dated December 18, 2007 (incorporated by reference to Form 8-K filed with the SEC on December 21, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VoIP, INC. (Registrant)

Date: January 24, 2008	By:	/s/ Robert Staats Robert Staats
Chief Accounting Officer